Exhibit 99.1

LUMINEX CORPORATION REPORTS FOURTH QUARTER
 AND FULL YEAR 2011 RESULTS

Luminex achieves 30 percent annual revenue growth

AUSTIN, Texas (February 6, 2012) – Luminex Corporation (NASDAQ:LMNX) today announced financial results for the fourth quarter and year ended December 31, 2011.  Financial and operating highlights include the following:

•	Consolidated fourth quarter 2011 revenue was $47.9 million, a 16 percent increase over the fourth quarter of 2010; full-year 2011 revenue was $184.3 million, a 30 percent increase over 2010
•
Fourth quarter 2011 assay sales of $16.4 million grew 77 percent over the fourth quarter of 2010; full-year 2011 assay revenue was $48.7 million, a 51 percent increase over 2010 and included a contribution from EraGen Biosciences, Inc. that exceeded the high end of our expectations for 2011 revenue

•	Fourth quarter 2011 shipments of 307 multiplexing analyzers that included 114 MAGPIX® systems, resulted in cumulative life-to-date multiplexing analyzer shipments of 8,678
•
Consolidated gross profit margin of 67.9 percent for the fourth quarter of 2011, which included the negative impact on gross profit margin resulting from the recording of EraGen inventory acquired at fair value on the date of acquisition

•
Operating income for the fourth quarter of 2011 was $3.9 million. Included in this amount is approximately $1.1 million in incremental expense resulting from recording the EraGen inventory acquired at fair value on the date of acquisition and approximately $0.5 million in acquisition/integration costs associated with EraGen. Excluding the revaluing of EraGen inventory and acquisition costs, non-GAAP operating income for the fourth quarter of 2011 was $5.5 million, a $0.4 million increase over the fourth quarter of 2010

•
GAAP net income for the fourth quarter of 2011 was $3.4 million, or $0.08 per diluted share. GAAP net income for the full-year 2011 was $14.5 million or $0.34 per diluted share, compared to full-year 2010 net income of $5.2 million or $0.12 per diluted share. Excluding the aforementioned fair value adjustment to EraGen inventory and integration expenses, non-GAAP net income for the fourth quarter and 2011 was $4.8 million and $19.3 million or $0.11 and $0.45 per diluted share, respectively

“Luminex’s strong fourth quarter performance completed a year that was full of achievements,” said Patrick J. Balthrop, president and chief executive officer of Luminex.  “In 2011, Luminex delivered 30 percent total revenue growth, driven by our higher margin revenue categories; assays, consumables, and royalties. The assay group, led by our Cystic Fibrosis and Respiratory Viral Panel franchises, and a healthy contribution from our acquisition of EraGen Biosciences, generated 51 percent growth over 2010. As forecasted, consumable revenue in the second half of the year decelerated from an exceptionally strong first half, yet for the full year, consumable revenue grew 38 percent over 2010. Finally, we recognized 30 percent growth in royalty revenue in 2011, which reflects the continuing strong commitment to and investment in our proprietary technology by our key partners.”

“During 2011 we achieved several significant milestones, including the launch of our novel xTAG® Gastrointestinal Pathogen Panel in Europe, FDA clearance of our xTAG RVP FAST assay, and the acquisition of EraGen Biosciences. We believe these new products will begin to make a meaningful contribution in 2012,” added Balthrop. “We are excited about the prospects for growth and remain focused on delivering innovative, high performance solutions to our customers. We believe our focus on the customer will continue to drive long-term value for our shareholders,” Balthrop concluded.

REVENUE SUMMARY
(in thousands, except percentages)

	Three Months Ended
	December 31,		Variance
	2011	2010	($)	(%)
	(unaudited)

System sales	$10,449	$10,304	$145	1%
Consumable sales	10,093	11,954	(1,861)	-16%
Royalty revenue	7,087	6,044	1,043	17%
Assay revenue	16,401	9,242	7,159	77%
All other revenue	3,839	3,646	193	5%
	$47,869	$41,190	$6,679	16%

	Twelve Months Ended
	December 31,		Variance
	2011	2010	($)	(%)
	(unaudited)

System sales	$35,901	$32,984	$2,917	9%
Consumable sales	55,457	40,104	15,353	38%
Royalty revenue	29,205	22,414	6,791	30%
Assay revenue	48,670	32,204	16,466	51%
All other revenue	15,106	13,851	1,255	9%
	$184,339	$141,557	$42,782	30%

LUMINEX CORPORATION
REPORTABLE SEGMENT HIGHLIGHTS
 (in thousands, except percentages)

	Three Months Ended
	December 31,		Variance
	2011	2010	($)	(%)
	(unaudited)
Revenue
Technology and strategic partnerships	$29,715	$30,550	$(835)	-3%
Assays and related products	18,154	10,640	7,514	71%
Total Revenue	47,869	41,190	6,679	16%

Operating income (loss)
Technology and strategic partnerships	4,239	5,872	(1,633)	-28%
Assays and related products	(307)	(789)	482	61%
Total Operating income	3,932	5,083	(1,151)	-23%

	Twelve Months Ended
	December 31,		Variance
	2011	2010	($)	(%)
	(unaudited)
Revenue
Technology and strategic partnerships	$127,779	$105,586	$22,193	21%
Assays and related products	56,560	35,971	20,589	57%
Total Revenue	184,339	141,557	42,782	30%

Operating income (loss)
Technology and strategic partnerships	29,895	15,977	13,918	87%
Assays and related products	(6,052)	(4,726)	(1,326)	-28%
Total Operating income	23,843	11,251	12,592	112%

FINANCIAL OUTLOOK AND GUIDANCE

The Company intends to provide annual revenue guidance, to be updated, as appropriate, at each quarterly reporting period. Guidance for fiscal 2012 is as follows:

•	The Company expects fiscal 2012 revenue to be between $205 million to $215 million, or an increase of between 11 to 17 percent over reported 2011 revenue.

CONFERENCE CALL

Management will host a conference call to discuss the operating highlights and financial results for the fourth quarter ended December 31, 2011, on Monday, February 6, 2012, at 5:00 p.m. Eastern time/ 4:00 p.m. Central time.  The conference call will be webcast live and will be accompanied by a slide presentation, both of which may be accessed at Luminex Corporation’s website at http://www.luminexcorp.com.  Simply log on to the web at the address above, go to the Company section and access the Investor Relations link.  Please go to the website at least 15 minutes prior to the call to register, download and install any necessary audio/video software. If you are unable to participate during the live webcast, the call and slides will be archived for six months on the website using the ‘replay’ link.

Luminex develops, manufactures and markets proprietary biological testing technologies with applications throughout the life sciences industry.  The Company’s xMAP® system is an open-architecture, multi-analyte technology platform that delivers fast, accurate and cost-effective bioassay results to markets as diverse as pharmaceutical drug discovery, clinical diagnostics and biomedical research, including the genomics and proteomics research markets.  The Company’s xMAP technology is sold worldwide and is in use in leading research laboratories as well as major pharmaceutical, diagnostic and biotechnology companies.  Further information on Luminex or xMAP can be obtained on the Internet at http://www.luminexcorp.com.

Statements made in this release that express Luminex’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements. Forward-looking statements in this release include statements regarding: the expansion of our installed base; expanded distribution for our MAGPIX system; the development progress of our NeoPlex4 assay product; market acceptance of our RVP FAST and GPP assay products; integration of EraGen Biosciences, Inc.; the ability of our investment in current initiatives and new products to deliver high performance solutions, and drive long-term value for our shareholders; and, projected 2012 revenue. The words "believe," "expect," "intend," "estimate," "anticipate," "will," "could," "should" and similar expressions are intended to further identify such forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995.  It is important to note that the Company’s actual results or performance could differ materially from those anticipated or projected in such forward-looking statements.  Factors that could cause Luminex’s actual results or performance to differ materially include risks and uncertainties relating to, among others, market demand and acceptance of Luminex’s products and technology, the Company’s dependence on strategic partners for development, commercialization and distribution of products, concentration of the Company’s revenue in a limited number of strategic partners, fluctuations in quarterly results due to a lengthy and unpredictable sales cycle and bulk purchases of consumables, Luminex’s ability to scale manufacturing operations and manage operating expenses, gross margins and inventory levels, potential shortages of components, competition, the timing of regulatory approvals, the implementation, including any modification, of the Company’s strategic operating plans, the uncertainty regarding the outcome or expense of any litigation brought against Luminex, risks relating to Luminex’s foreign operations, risks and uncertainties associated with implementing our acquisition strategy and the ability to integrate acquired companies, or selected assets, into our consolidated business operations, including the ability to recognize the benefits of our acquisitions, as well as the risks discussed under the heading "Risk Factors" in Luminex’s Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission.  The forward-looking statements, including the financial guidance and 2012 outlook, contained herein represent the judgment of Luminex as of the date of this press release, and Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

LUMINEX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2011	2010
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$58,282	$89,487
Restricted cash	1,006	1,002
Short-term investments	42,574	28,404
Accounts receivable, net	23,016	20,936
Inventories, net	24,579	24,932
Deferred income taxes	5,991	4,225
Prepaids and other	3,529	2,732

Total current assets	158,977	171,718

Property and equipment, net	25,192	22,084
Intangible assets, net	29,437	12,944
Deferred income taxes	12,817	6,363
Long-term investments	6,151	6,021
Goodwill	42,763	42,250
Other	7,310	4,430

Total assets	$282,647	$265,810

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,941	$7,621
Accrued liabilities	11,047	7,444
Deferred revenue	4,057	3,866
Current portion of long term debt	999	849

Total current liabilities	22,044	19,780

Long-term debt	2,573	3,351
Deferred revenue	3,344	4,303
Other	3,831	3,511

Total liabilities	31,792	30,945

Stockholders' equity:
Common stock	41	41
Additional paid-in capital	297,104	295,422
Accumulated other comprehensive gain	984	1,150
Accumulated deficit	(47,274)	(61,748)

Total stockholders' equity	250,855	234,865

Total liabilities and stockholders' equity	$282,647	$265,810

LUMINEX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Revenue	$47,869	$41,190	$184,339	$141,557
Cost of revenue	15,350	12,611	58,849	45,180

Gross profit	32,519	28,579	125,490	96,377

Operating expenses:
Research and development	9,882	7,841	33,394	26,843
Selling, general and administrative	17,610	15,081	64,878	56,119
Amortization of acquired intangible assets	1,095	574	3,375	2,164

Total operating expenses	28,587	23,496	101,647	85,126

Income from operations	3,932	5,083	23,843	11,251
Interest expense from long-term debt	(73)	(85)	(308)	(419)
Other income, net	107	119	394	519

Income before income taxes	3,966	5,117	23,929	11,351
Income taxes	(524)	(1,918)	(9,455)	(6,120)

Net income	$3,442	$3,199	$14,474	$5,231

Net income per share, basic	$0.08	$0.08	$0.35	$0.13

Shares used in computing net income per share, basic	41,153	41,199	41,262	41,030

Net income per share, diluted	$0.08	$0.07	$0.34	$0.12

Shares used in computing net income per share, diluted	42,376	42,671	42,537	42,438

The Company has reclassified certain amounts previously classified as a component of selling, general and administrative expenses to research and development expenses to conform to the current period presentation. This reclassification was $1.1 million and $3.4 million for the three and twelve months ended December 31, 2010, and was not material to the Company's consolidated financial statements.

LUMINEX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
Cash flows from operating activities:
Net income	$3,442	$3,199	$14,474	$5,231
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,462	2,404	11,887	8,898
Stock-based compensation	3,116	2,511	11,417	9,436
Deferred income tax benefit (expense)	(2,058)	2,101	(592)	5,591
Excess income tax benefit from employee stock-based awards	(1,269)	1,290	(7,614)	-
Other	354	(140)	232	709
Changes in operating assets and liabilities:
Accounts receivable, net	(2,303)	(1,867)	(899)	2,199
Inventories, net	1,410	(746)	4,783	(5,811)
Other assets	(575)	(178)	(1,279)	(332)
Accounts payable	(786)	646	(2,680)	(1,776)
Accrued liabilities	5,131	531	9,324	(506)
Deferred revenue	(283)	(654)	(763)	536

Net cash provided by operating activities	9,641	9,097	38,290	24,175

Cash flows from investing activities:
Purchases of available-for-sale securities	(13,474)	(3,008)	(47,743)	(29,673)
Maturities of available-for-sale securities	8,037	7,500	33,753	23,693
Purchase of property and equipment	(2,434)	(2,540)	(9,554)	(11,102)
Business acquisition consideration, net of cash acquired	-	24	(33,914)	(5,012)
Increase in restricted cash	-	-	-	(1,000)
Purchase of cost method investment	-	(5)	(2,000)	(2,081)
Acquired technology rights	(1,331)	(625)	(1,857)	(1,825)

Net cash (used in) provided by investing activities	(9,202)	1,346	(61,315)	(27,000)

Cash flows from financing activities:
Payments on debt	-	-	(885)	(895)
Proceeds from issuance of common stock	109	726	3,543	2,173
Payments for stock repurchases	(8,600)	-	(18,340)	-
Excess income tax benefit from employee stock-based awards	1,269	(1,290)	7,614	-

Net cash (used in) provided by financing activities	(7,222)	(564)	(8,068)	1,278

Effect of foreign currency exchange rate on cash	(16)	379	(112)	191
Change in cash and cash equivalents	(6,799)	10,258	(31,205)	(1,356)
Cash and cash equivalents, beginning of period	65,081	79,229	89,487	90,843

Cash and cash equivalents, end of period	$58,282	$89,487	$58,282	$89,487

LUMINEX CORPORATION
NON-GAAP RECONCILIATION
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Income from operations	$3,932	$5,083	$23,843	$11,251

Fair value markup of inventory	1,091	-	3,321	-

Acquisition/Integration costs	500	-	2,119	-

Adjusted income from operations	$5,523	$5,083	$29,283	$11,251

LUMINEX CORPORATION
NON-GAAP RECONCILIATION
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Net income	$3,442	$3,199	$14,474	$5,231

Fair value markup of inventory	1,091	-	3,321	-

Acquisition/Integration costs	500	-	2,119	-

Income tax effect	(222)	-	(638)	-

Adjusted net income	$4,811	$3,199	$19,276	$5,231

Adjusted net income per share, basic	$0.12	$0.08	$0.47	$0.13

Shares used in computing net income per share, basic	41,153	41,199	41,262	41,030

Adjusted net income per share, diluted	$0.11	$0.07	$0.45	$0.12

Shares used in computing net income per share, diluted	42,376	42,671	42,537	42,438